Exhibit 4.24

Power of Attorney

We, Beijing Jiasheng Investment Management Co., Ltd., a limited liability company organized and existing under the laws of the PRC, with its address at Floor 20, Block A, Building 1, No.19 Ronghua Mid Road, Economic Technological Development Area, Beijing, executes this Power of Attorney on October 4, 2018, effective as of the date hereof. We are a holder of 17.7% of the equity interests in Beijing Yixin Information Technology Co., Ltd. (“Beijing Yixin” or the “Company”).

For the equity interests in Beijing Yixin that are held by us now and will be held by us in the future (“Our Shareholding”), we hereby irrevocably authorize Tianjin Kars Information Technology Co., Ltd. (“Tianjin Kars”, including its successors and liquidator in replacement of Tianjin Kars, if applicable) or its designee(s) to be appointed by it at its sole discretion (including without limitation any director of Tianjin Kars) (the “Designee”) to represent us to exercise all rights concerning Our Shareholding under applicable laws, regulations and the articles of association of the Company during the term of this Power of Attorney as our sole exclusive agent, including without limitation the following rights (collectively, the “Shareholder’s Rights”):

(a)	Proposing to convene and attend shareholders’ meeting of the Company;

(b)	Receiving any notice of the convening the shareholders’ meeting and related discussion procedure;

(c)	Representing us in executing and delivering any written resolution as a shareholder on our behalf;

(d)	Voting on any matters discussed in the shareholders’ meeting (including without limitation sale, transfer, mortgage, pledge or disposal of any or all assets of the Company) personally or by proxy;

(e)	Selling, transferring, pledging or otherwise disposing of any or all equity interests in the Company held by us;

(f)	Nominating, electing, designating or appointing and removing the legal representative, directors, general manager, chief financial officer, supervisors and other senior officers of the Company;

(g)	Supervising the operating performance of the Company, approving annual budget of the Company or declaring dividends, and inspecting financial information of the Company at any time;

(h)	Representing a shareholder to execute and deliver any written resolutions and minutes on behalf of the shareholders;

(i)	Approving the Company to submit any registration documents to competent government authorities;

(j)	Representing the shareholders to exercise voting rights with regards to the liquidation matters of the Company;

(k)	When the directors or managers of the Company act in a manner harming the interests of the Company or its shareholders, filing a lawsuit against such directors or managers as a shareholder or taking other legal actions;

(l)	Approving amendments to the articles of association of the Company; and

(m)	Any other rights vested in the shareholder by the articles of association of the Company or relevant laws and regulations.

We hereby further agree and covenant:

The Designee shall have the power and authority to, on behalf of us, execute all the documents we shall sign as stipulated in the Exclusive Option Agreement entered into by and among ourselves, Tianjin Kars and Beijing Yixin on October 4, 2018 and the Equity Interest Pledge Agreement entered into by and among ourselves, Tianjin Kars and Beijing Yixin on October 4, 2018 (including any modification, amendment and restatement thereto, collectively the “Transaction Documents”), and perform the terms of the Transaction Documents. The exercise of these rights shall not constitute any restriction on the granting of rights hereunder.

All the actions associated with Our Shareholding conducted by the Designee shall be deemed as actions conducted by ourselves, and all the documents related to Our Shareholding executed by Tianjin Kars shall be deemed to be executed by us, all of which we hereby acknowledge and ratify.

Tianjin Kars is entitled to re-authorize or assign its rights related to the aforesaid matters to any other person or entity at its own discretion and without giving prior notice to us or obtaining our consent. If required by PRC laws, Tianjin Kars shall designate a PRC citizen or other person or entities to exercise the aforementioned rights. Once Tianjin Kars notifies us in writing that it assigns its rights under this Power of Attorney to a third party, we will immediately withdraw the entrustment and authorization to Tianjin Kars herein and immediately execute a power of attorney with the same form as this Power of Attorney to make the same authorization and entrustment as this Power of Attorney to other persons nominated by Tianjin Kars. In case we lose corporate status due to merger, division, termination, winding-up, dissolution, liquidation or other reasons, or other events that could affect our rights as shareholder of Beijing Yixin occur, our successor, administrator or liquidator shall inherit and manage our rights as shareholder of Beijing Yixin, provided that they shall covenant to comply with this Power of Attorney.

We undertake not to take any action in violation of the purpose or intent of the Transaction Documents and this Power of Attorney, and to refrain from any action or omission that may cause the conflict of interests between Tianjin Kars and Beijing Yixin or its subsidiaries; in the case of conflict of interests, we undertake to support the lawful interests of Tianjin Kars and perform actions reasonably required by Tianjin Kars. We undertake that, without prior written consent of Tianjin Kars, we will not use the information acquired from Beijing Yixin to engage in any business in competition or possible competition with the business of Beijing Yixin or its affiliated companies. For the avoidance of doubt, this Power of Attorney shall not be considered an authorization for us or other non-independent persons or persons that may cause conflicts of interest to exercise the rights conferred by this Power of Attorney.

During the period that we are a shareholder of Beijing Yixin, this Power of Attorney is irrevocable and remains effective from the date of signing of this Power of Attorney, unless Tianjin Kars has given written instructions to the opposite.

In the event of any dispute with respect to the construction and performance of this Power of Attorney, either we or Tianjin Kars/Tianjin Kars’s designee(s) to be appointed by it at its sole discretion (including its successors and liquidator in replacement of Tianjin Kars, if applicable) may submit the relevant dispute to the China International Economic and Trade Arbitration Commission for arbitration, in accordance with its Arbitration Rules and procedures in effect at the time. The arbitration shall be conducted in Beijing. The arbitration award shall be final and binding on all parties. To the extent permitted by PRC laws, the arbitration tribunal may grant any remedies in accordance with the provisions of this Power of Attorney and applicable PRC laws, including preliminary and permanent injunctive relief (such as injunction against carrying out business activities, or mandating the transfer of assets), specific performance of contractual obligations, remedies concerning the equity interest or assets of Beijing Yixin and awards directing Beijing Yixin to conduct liquidation. To the extent permitted by PRC laws, when awaiting the formation of the arbitration tribunal or otherwise under appropriate conditions, either we or Tianjin Kars/Tianjin Kars’s designee(s) to be appointed by it at its sole discretion (including its successors and liquidator in replacement of Tianjin Kars, if applicable) may seek preliminary injunctive relief or other interlocutory remedies from a court with competent jurisdiction to facilitate the arbitration. Without violating the applicable governing laws, the courts of Hong Kong, Cayman Islands, China and the place where the principal assets of Beijing Yixin are located shall all be deemed to have competent jurisdiction. During the arbitration, except for the matters under dispute and contested by ourselves or Tianjin Kars/Tianjin Kars’s designee(s) to be appointed by it at its sole discretion (including its successors and liquidator in replacement of Tianjin Kars, if applicable), this Power of Attorney shall remain effective.

During the term of this Power of Attorney, we hereby waive all the rights associated with Our Shareholding, which have been authorized to Tianjin Kars through this Power of Attorney, and shall not exercise such rights by ourselves.

This Power of Attorney is written in Chinese and English. In the case of any conflicts between Chinese version and English version, the Chinese version shall prevail.

[Remainder of This Page Intentionally Left Blank]

[Signature Page to Power of Attorney]

Beijing Jiasheng Investment Management Co., Ltd. (seal)

By:	/s/ Pang ZHANG
Name:	Pang ZHANG
Title:	Legal Representative

Date: October 4, 2018

[Signature Page to Power of Attorney]

Tianjin Kars Information Technology Co., Ltd. hereby agrees and accepts this Power of Attorney:

Tianjin Kars Information Technology Co., Ltd. (seal)

By:	/s/ Liang Zhu
Name:	Liang Zhu
Title:	Legal Representative

Beijing Yixin Information Technology Co., Ltd. hereby agrees and acknowledges this Power of Attorney:

Beijing Yixin Information Technology Co., Ltd. (seal)

By:	/s/ Yongzhi Chen
Name:	Yongzhi Chen
Title:	Legal Representative

Power of Attorney

We, Shenzhen Tencent Industry Investment Fund Co., Ltd., a limited liability company organized and existing under the laws of the PRC, with its address at B815, Wuhan University Shenzen Chanxueyan Building, No. 6 Yuexing Second Road, Nanshan District, Senzhen, executes this Power of Attorney on October 4, 2018, effective as of the date hereof. We are a holder of 26.6% of the equity interests in Beijing Yixin Information Technology Co., Ltd. (“Beijing Yixin” or the “Company”).

For the equity interests in Beijing Yixin that are held by us now and will be held by us in the future (“Our Shareholding”), we hereby irrevocably authorize Tianjin Kars Information Technology Co., Ltd. (“Tianjin Kars”, including its successors and liquidator in replacement of Tianjin Kars, if applicable) or its designee(s) to be appointed by it at its sole discretion (including without limitation any director of Tianjin Kars) (the “Designee”) to represent us to exercise all rights concerning Our Shareholding under applicable laws, regulations and the articles of association of the Company during the term of this Power of Attorney as our sole exclusive agent, including without limitation the following rights (collectively, the “Shareholder’s Rights”):

(a)	Proposing to convene and attend shareholders’ meeting of the Company;

(b)	Receiving any notice of the convening the shareholders’ meeting and related discussion procedure;

(c)	Representing us in executing and delivering any written resolution as a shareholder on our behalf;

(d)	Voting on any matters discussed in the shareholders’ meeting (including without limitation sale, transfer, mortgage, pledge or disposal of any or all assets of the Company) personally or by proxy;

(e)	Selling, transferring, pledging or otherwise disposing of any or all equity interests in the Company held by us;

(f)	Nominating, electing, designating or appointing and removing the legal representative, directors, general manager, chief financial officer, supervisors and other senior officers of the Company;

(g)	Supervising the operating performance of the Company, approving annual budget of the Company or declaring dividends, and inspecting financial information of the Company at any time;

(h)	Representing a shareholder to execute and deliver any written resolutions and minutes on behalf of the shareholders;

(i)	Approving the Company to submit any registration documents to competent government authorities;

(j)	Representing the shareholders to exercise voting rights with regards to the liquidation matters of the Company;

(k)	When the directors or managers of the Company act in a manner harming the interests of the Company or its shareholders, filing a lawsuit against such directors or managers as a shareholder or taking other legal actions;

(l)	Approving amendments to the articles of association of the Company; and

(m)	Any other rights vested in the shareholder by the articles of association of the Company or relevant laws and regulations.

We hereby further agree and covenant:

The Designee shall have the power and authority to, on behalf of us, execute all the documents we shall sign as stipulated in the Exclusive Option Agreement entered into by and among ourselves, Tianjin Kars and Beijing Yixin on October 4, 2018 and the Equity Interest Pledge Agreement entered into by and among ourselves, Tianjin Kars and Beijing Yixin on October 4, 2018 (including any modification, amendment and restatement thereto, collectively the “Transaction Documents”), and perform the terms of the Transaction Documents. The exercise of these rights shall not constitute any restriction on the granting of rights hereunder.

All the actions associated with Our Shareholding conducted by the Designee shall be deemed as actions conducted by ourselves, and all the documents related to Our Shareholding executed by Tianjin Kars shall be deemed to be executed by us, all of which we hereby acknowledge and ratify.

Tianjin Kars is entitled to re-authorize or assign its rights related to the aforesaid matters to any other person or entity at its own discretion and without giving prior notice to us or obtaining our consent. If required by PRC laws, Tianjin Kars shall designate a PRC citizen or other person or entities to exercise the aforementioned rights. Once Tianjin Kars notifies us in writing that it assigns its rights under this Power of Attorney to a third party, we will immediately withdraw the entrustment and authorization to Tianjin Kars herein and immediately execute a power of attorney with the same form as this Power of Attorney to make the same authorization and entrustment as this Power of Attorney to other persons nominated by Tianjin Kars. In case we lose corporate status due to merger, division, termination, winding-up, dissolution, liquidation or other reasons, or other events that could affect our rights as shareholder of Beijing Yixin occur, our successor, administrator or liquidator shall inherit and manage our rights as shareholder of Beijing Yixin, provided that they shall covenant to comply with this Power of Attorney.

We undertake not to take any action in violation of the purpose or intent of the Transaction Documents and this Power of Attorney, and to refrain from any action or omission that may cause the conflict of interests between Tianjin Kars and Beijing Yixin or its subsidiaries; in the case of conflict of interests, we undertake to support the lawful interests of Tianjin Kars and perform actions reasonably required by Tianjin Kars. We undertake that, without prior written consent of Tianjin Kars, we will not use the information acquired from Beijing Yixin to engage in any business in competition or possible competition with the business of Beijing Yixin or its affiliated companies. For the avoidance of doubt, this Power of Attorney shall not be considered an authorization for us or other non-independent persons or persons that may cause conflicts of interest to exercise the rights conferred by this Power of Attorney.

During the period that we are a shareholder of Beijing Yixin, this Power of Attorney is irrevocable and remains effective from the date of signing of this Power of Attorney, unless Tianjin Kars has given written instructions to the opposite.

In the event of any dispute with respect to the construction and performance of this Power of Attorney, either we or Tianjin Kars/Tianjin Kars’s designee(s) to be appointed by it at its sole discretion (including its successors and liquidator in replacement of Tianjin Kars, if applicable) may submit the relevant dispute to the China International Economic and Trade Arbitration Commission for arbitration, in accordance with its Arbitration Rules and procedures in effect at the time. The arbitration shall be conducted in Beijing. The arbitration award shall be final and binding on all parties. To the extent permitted by PRC laws, the arbitration tribunal may grant any remedies in accordance with the provisions of this Power of Attorney and applicable PRC laws, including preliminary and permanent injunctive relief (such as injunction against carrying out business activities, or mandating the transfer of assets), specific performance of contractual obligations, remedies concerning the equity interest or assets of Beijing Yixin and awards directing Beijing Yixin to conduct liquidation. To the extent permitted by PRC laws, when awaiting the formation of the arbitration tribunal or otherwise under appropriate conditions, either we or Tianjin Kars/Tianjin Kars’s designee(s) to be appointed by it at its sole discretion (including its successors and liquidator in replacement of Tianjin Kars, if applicable) may seek preliminary injunctive relief or other interlocutory remedies from a court with competent jurisdiction to facilitate the arbitration. Without violating the applicable governing laws, the courts of Hong Kong, Cayman Islands, China and the place where the principal assets of Beijing Yixin are located shall all be deemed to have competent jurisdiction. During the arbitration, except for the matters under dispute and contested by ourselves or Tianjin Kars/Tianjin Kars’s designee(s) to be appointed by it at its sole discretion (including its successors and liquidator in replacement of Tianjin Kars, if applicable), this Power of Attorney shall remain effective.

During the term of this Power of Attorney, we hereby waive all the rights associated with Our Shareholding, which have been authorized to Tianjin Kars through this Power of Attorney, and shall not exercise such rights by ourselves.

This Power of Attorney is written in Chinese and English. In the case of any conflicts between Chinese version and English version, the Chinese version shall prevail.

[Remainder of This Page Intentionally Left Blank]

[Signature Page to Power of Attorney]

Shenzhen Tencent Industry Investment Fund Co., Ltd. (seal)

By:	/s/ Yuxin REN
Name:	Yuxin REN
Title:	Legal Representative

Date: October 4, 2018

[Signature Page to Power of Attorney]

Tianjin Kars Information Technology Co., Ltd. hereby agrees and accepts this Power of Attorney:

Tianjin Kars Information Technology Co., Ltd. (seal)

By:	/s/ Liang Zhu
Name:	Liang Zhu
Title:	Legal Representative

Beijing Yixin Information Technology Co., Ltd. hereby agrees and acknowledges this Power of Attorney:

Beijing Yixin Information Technology Co., Ltd. (seal)

By:	/s/ Yongzhi Chen
Name:	Yongzhi Chen
Title:	Legal Representative

Power of Attorney

We, Tianjin Jushen Information Technology Co., Ltd., a limited liability company organized and existing under the laws of the PRC, with its address at No. 2-102, building 3, Haifeng Logistics Park, No. 600 Luoyang Road, Dongjiang Free Trade Port Zone, Free Trade Pilot Zones, Tianjin, executes this Power of Attorney on October 4, 2018, effective as of the date hereof. We are a holder of 55.7% of the equity interests in Beijing Yixin Information Technology Co., Ltd. (“Beijing Yixin” or the “Company”).

For the equity interests in Beijing Yixin that are held by us now and will be held by us in the future (“Our Shareholding”), we hereby irrevocably authorize Tianjin Kars Information Technology Co., Ltd. (“Tianjin Kars”, including its successors and liquidator in replacement of Tianjin Kars, if applicable) or its designee(s) to be appointed by it at its sole discretion (including without limitation any director of Tianjin Kars) (the “Designee”) to represent us to exercise all rights concerning Our Shareholding under applicable laws, regulations and the articles of association of the Company during the term of this Power of Attorney as our sole exclusive agent, including without limitation the following rights (collectively, the “Shareholder’s Rights”):

(a)	Proposing to convene and attend shareholders’ meeting of the Company;

(b)	Receiving any notice of the convening the shareholders’ meeting and related discussion procedure;

(c)	Representing us in executing and delivering any written resolution as a shareholder on our behalf;

(d)	Voting on any matters discussed in the shareholders’ meeting (including without limitation sale, transfer, mortgage, pledge or disposal of any or all assets of the Company) personally or by proxy;

(e)	Selling, transferring, pledging or otherwise disposing of any or all equity interests in the Company held by us;

(f)	Nominating, electing, designating or appointing and removing the legal representative, directors, general manager, chief financial officer, supervisors and other senior officers of the Company;

(g)	Supervising the operating performance of the Company, approving annual budget of the Company or declaring dividends, and inspecting financial information of the Company at any time;

(h)	Representing a shareholder to execute and deliver any written resolutions and minutes on behalf of the shareholders;

(i)	Approving the Company to submit any registration documents to competent government authorities;

(j)	Representing the shareholders to exercise voting rights with regards to the liquidation matters of the Company;

(k)	When the directors or managers of the Company act in a manner harming the interests of the Company or its shareholders, filing a lawsuit against such directors or managers as a shareholder or taking other legal actions;

(l)	Approving amendments to the articles of association of the Company; and

(m)	Any other rights vested in the shareholder by the articles of association of the Company or relevant laws and regulations.

We hereby further agree and covenant:

The Designee shall have the power and authority to, on behalf of us, execute all the documents we shall sign as stipulated in the Exclusive Option Agreement entered into by and among ourselves, Tianjin Kars and Beijing Yixin on October 4, 2018 and the Equity Interest Pledge Agreement entered into by and among ourselves, Tianjin Kars and Beijing Yixin on October 4, 2018 (including any modification, amendment and restatement thereto, collectively the “Transaction Documents”), and perform the terms of the Transaction Documents. The exercise of these rights shall not constitute any restriction on the granting of rights hereunder.

All the actions associated with Our Shareholding conducted by the Designee shall be deemed as actions conducted by ourselves, and all the documents related to Our Shareholding executed by Tianjin Kars shall be deemed to be executed by us, all of which we hereby acknowledge and ratify.

Tianjin Kars is entitled to re-authorize or assign its rights related to the aforesaid matters to any other person or entity at its own discretion and without giving prior notice to us or obtaining our consent. If required by PRC laws, Tianjin Kars shall designate a PRC citizen or other person or entities to exercise the aforementioned rights. Once Tianjin Kars notifies us in writing that it assigns its rights under this Power of Attorney to a third party, we will immediately withdraw the entrustment and authorization to Tianjin Kars herein and immediately execute a power of attorney with the same form as this Power of Attorney to make the same authorization and entrustment as this Power of Attorney to other persons nominated by Tianjin Kars. In case we lose corporate status due to merger, division, termination, winding-up, dissolution, liquidation or other reasons, or other events that could affect our rights as shareholder of Beijing Yixin occur, our successor, administrator or liquidator shall inherit and manage our rights as shareholder of Beijing Yixin, provided that they shall covenant to comply with this Power of Attorney.

We undertake not to take any action in violation of the purpose or intent of the Transaction Documents and this Power of Attorney, and to refrain from any action or omission that may cause the conflict of interests between Tianjin Kars and Beijing Yixin or its subsidiaries; in the case of conflict of interests, we undertake to support the lawful interests of Tianjin Kars and perform actions reasonably required by Tianjin Kars. We undertake that, without prior written consent of Tianjin Kars, we will not use the information acquired from Beijing Yixin to engage in any business in competition or possible competition with the business of Beijing Yixin or its affiliated companies. For the avoidance of doubt, this Power of Attorney shall not be considered an authorization for us or other non-independent persons or persons that may cause conflicts of interest to exercise the rights conferred by this Power of Attorney.

During the period that we are a shareholder of Beijing Yixin, this Power of Attorney is irrevocable and remains effective from the date of signing of this Power of Attorney, unless Tianjin Kars has given written instructions to the opposite.

In the event of any dispute with respect to the construction and performance of this Power of Attorney, either we or Tianjin Kars/Tianjin Kars’s designee(s) to be appointed by it at its sole discretion (including its successors and liquidator in replacement of Tianjin Kars, if applicable) may submit the relevant dispute to the China International Economic and Trade Arbitration Commission for arbitration, in accordance with its Arbitration Rules and procedures in effect at the time. The arbitration shall be conducted in Beijing. The arbitration award shall be final and binding on all parties. To the extent permitted by PRC laws, the arbitration tribunal may grant any remedies in accordance with the provisions of this Power of Attorney and applicable PRC laws, including preliminary and permanent injunctive relief (such as injunction against carrying out business activities, or mandating the transfer of assets), specific performance of contractual obligations, remedies concerning the equity interest or assets of Beijing Yixin and awards directing Beijing Yixin to conduct liquidation. To the extent permitted by PRC laws, when awaiting the formation of the arbitration tribunal or otherwise under appropriate conditions, either we or Tianjin Kars/Tianjin Kars’s designee(s) to be appointed by it at its sole discretion (including its successors and liquidator in replacement of Tianjin Kars, if applicable) may seek preliminary injunctive relief or other interlocutory remedies from a court with competent jurisdiction to facilitate the arbitration. Without violating the applicable governing laws, the courts of Hong Kong, Cayman Islands, China and the place where the principal assets of Beijing Yixin are located shall all be deemed to have competent jurisdiction. During the arbitration, except for the matters under dispute and contested by ourselves or Tianjin Kars/Tianjin Kars’s designee(s) to be appointed by it at its sole discretion (including its successors and liquidator in replacement of Tianjin Kars, if applicable), this Power of Attorney shall remain effective.

During the term of this Power of Attorney, we hereby waive all the rights associated with Our Shareholding, which have been authorized to Tianjin Kars through this Power of Attorney, and shall not exercise such rights by ourselves.

This Power of Attorney is written in Chinese and English. In the case of any conflicts between Chinese version and English version, the Chinese version shall prevail.

[Remainder of This Page Intentionally Left Blank]

[Signature Page to Power of Attorney]

Tianjin Jushen Information Technology Co., Ltd. (seal)

By:	/s/ Yongzhi Chen
Name:	Yongzhi Chen
Title:	Legal Representative

Date: October 4, 2018

[Signature Page to Power of Attorney]

Tianjin Kars Information Technology Co., Ltd. hereby agrees and accepts this Power of Attorney:

Tianjin Kars Information Technology Co., Ltd. (seal)

By:	/s/ Liang Zhu
Name:	Liang Zhu
Title:	Legal Representative

Beijing Yixin Information Technology Co., Ltd. hereby agrees and acknowledges this Power of Attorney:

Beijing Yixin Information Technology Co., Ltd. (seal)

By:	/s/ Yongzhi Chen
Name:	Yongzhi Chen
Title:	Legal Representative